Dreyfus
      Growth and Income
      Fund, Inc.

      SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                   Growth and Income Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Growth and Income Fund, Inc., covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. stocks. The economic outlook may have become less uncertain, but the short-term movements of the stock market remain impossible to predict.

Indeed, the market' s direction becomes clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Growth and Income Fund, Inc. perform relative to its benchmark?

For the six-month period ended April 30, 2002, Dreyfus Growth and Income Fund, Inc. produced a total return of 2.96%.(1) For the same period, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of 2.31%.(2)

We attribute the fund' s performance to renewed U.S. economic growth, which created a mildly positive market environment for most equities. A combination of strong individual stock selections and effective allocation of assets among various industry groups enabled the fund to perform slightly better than its benchmark.

What is the fund's investment approach?

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk. To pursue these goals, the fund invests primarily in stocks of domestic or foreign issuers. In choosing stocks, the fund employs a "bottom-up" approach, primarily focusing on low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. The fund seeks companies with strong positions in their industries and a catalyst that can trigger a price increase (such as corporate restructuring or a change in management). The fund uses fundamental analysis to create a broadly diversified core portfolio with a value tilt typically with a weighted average price-to-earnings ratio less than or equal to that of the S&P 500 Index and a long-term projected earnings growth rate greater than or equal to that of the S&P 500 Index.

We select stocks based on VALUE, or how a stock is priced relative to its intrinsic worth; GROWTH, in this case the sustainability or growth of earnings or cash flow; and FINANCIAL PROFILE, which measures the financial health of the company.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

In late 2001, stocks rose in response to evidence that the U.S. economy was emerging from recession. Although encouraging economic data continued to emerge throughout the reporting period, the market's advance was undermined in 2002 by a variety of concerns. These included uncertainties surrounding the conflict in the Middle East and questions regarding the credibility of various companies' financial statements in the wake of the Enron accounting scandal and bankruptcy. As a result, the market was unable to sustain forward momentum, ending the reporting period with modest gains.

The fund's performance generally matched that of the fund's benchmark, the S&P 500 Index. However, the fund succeeded in adding value in several areas as a result of its stock selection and sector allocation strategies, which aided the fund in slightly outperforming its benchmark. In the health care area, the fund maintained relatively light exposure to major pharmaceutical companies, a group that suffered because of expiring patents and weak product pipelines. Instead, the fund emphasized managed care companies, such as WellPoint Health Networks, and other health care services providers such as Express Scripts. These holdings delivered strong returns because of consistently rising earnings. Similarly, in the communications services area, the fund avoided stocks of most long-distance and wireless providers, which were hurt by an industry-wide slowdown. Instead, the fund focused on regional service providers, such as BellSouth, that we believed were better positioned to weather the downturn. Among consumer cyclical stocks, the fund achieved greater than average gains as a result of our stock selection strategy. The fund's holdings included several of the industry group's stronger performers, including Target, TJX, McGraw-Hill and Carnival.

Of course, not all of the fund's investments delivered good relative performance. Among financials, returns suffered as a result of the fund's focus on large-cap companies during a period in which market strength was concentrated in midcap regional banks. In the producer manufacturing area, Tyco International, one of the fund's larger holdings, declined significantly when questions arose regarding its accounting practices. However, the fund more than made up for relatively weak performance in these areas with above-average performance in the areas mentioned above.

What is the fund's current strategy?

In early 2002, economic indicators showed signs that the U.S. economy was emerging from recession. Accordingly, as of the end of the reporting period, we have focused on areas we believe are likely to benefit from a gradual return to economic growth. Specifically, we have emphasized value-oriented technology stocks, many of which are trading at prices we find attractive. We also hold relatively light positions in the capital goods, communications services and basic materials areas, which we believe are less likely to rise during the early stages of a broad economic recovery. At the same time, we continue to remain sharply focused on selecting what we believe are the most attractive individual stocks in all sectors of the market.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS
     INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)
STATEMENT OF INVESTMENTS



COMMON STOCKS--97.8%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES--2.0%

CDW Computer Centers                                                                             70,000  (a)           3,836,000

Lamar Advertising                                                                               110,100  (a)           4,726,593

McGraw-Hill Cos.                                                                                212,400               13,591,476

                                                                                                                      22,154,069

CONSUMER DURABLES--.8%

Ford Motor                                                                                      180,000                2,880,000

Goodyear Tire & Rubber                                                                          238,000                5,295,500

                                                                                                                       8,175,500

CONSUMER NON-DURABLES--7.2%

Coca-Cola                                                                                       129,000  (b)           7,160,790

Kimberly-Clark                                                                                   70,000                4,558,400

Kraft Foods, Cl. A                                                                              640,100               26,269,704

Philip Morris Cos.                                                                              279,000               15,185,970

Procter & Gamble                                                                                133,500               12,049,710

UST                                                                                             303,000               12,059,400

                                                                                                                      77,283,974

CONSUMER SERVICES--4.7%

Carnival                                                                                        303,000               10,092,930

Clear Channel Communications                                                                    173,580  (a)           8,149,581

EchoStar Communications, Cl. A                                                                  199,200  (a,b)         5,418,240

USA Networks                                                                                    347,000  (a)          10,378,770

Viacom, Cl. B                                                                                   342,935  (a)          16,152,238

                                                                                                                      50,191,759

ELECTRONIC TECHNOLOGY--15.2%

Altera                                                                                          179,000  (a)           3,680,240

Amkor Technology                                                                                358,000  (a)           7,195,800

Analog Devices                                                                                  126,000  (a)           4,656,960

Applied Materials                                                                               222,000  (a)           5,399,040

Boeing                                                                                          131,000                5,842,600

Compaq Computer                                                                                 608,100                6,172,215

Dell Computer                                                                                   297,000  (a)           7,822,980

Gateway                                                                                         328,900  (a)           1,802,372

General Dynamics                                                                                 82,800                8,039,052

Intel                                                                                           770,200  (b)          22,035,422

International Business Machines                                                                 270,000  (b)          22,615,200

Jabil Circuit                                                                                   265,000  (a)           5,408,650


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

KLA-Tencor                                                                                      127,000  (a)           7,489,190

Lam Research                                                                                    176,500  (a,b)         4,528,990

LSI Logic                                                                                       350,000  (a,b)         4,497,500

Micron Technology                                                                               307,000  (a)           7,275,900

Motorola                                                                                        414,000                6,375,600

National Semiconductor                                                                          168,400  (a)           5,307,968

Novellus Systems                                                                                115,900  (a)           5,493,660

Raytheon                                                                                        120,000                5,076,000

Teradyne                                                                                        209,000  (a,b)         6,886,550

Texas Instruments                                                                               201,000                6,216,930

United Technologies                                                                              57,000                3,999,690

                                                                                                                     163,818,509

ENERGY MINERALS--6.6%

Anadarko Petroleum                                                                              321,000               17,276,220

ChevronTexaco                                                                                    66,505                5,766,649

Conoco                                                                                          203,000                5,694,150

Exxon Mobil                                                                                     653,662               26,257,602

Ocean Energy                                                                                    430,000                9,202,000

XTO Energy                                                                                      363,000                7,405,200

                                                                                                                      71,601,821

FINANCE--19.1%

Allstate                                                                                        363,000               14,425,620

American Express                                                                                186,000                7,627,860

American International Group                                                                    403,673               27,901,878

Bank of America                                                                                 152,900               11,082,192

Bank of New York                                                                                247,000                9,037,730

Citigroup                                                                                       740,271               32,053,734

Federal Home Loan Mortgage                                                                      182,200               11,906,770

Federal National Mortgage Association                                                           147,500               11,642,175

Fleet Boston Financial                                                                          253,036                8,932,171

Goldman Sachs Group                                                                              70,700                5,567,625

Household International                                                                         160,800                9,373,032

J.P. Morgan Chase & Co.                                                                         305,900               10,737,090

MBNA                                                                                            155,000                5,494,750

Marsh & McLennan Cos.                                                                            53,000                5,357,240

Mercury General                                                                                  74,000                3,700,000

                                                                                                                         The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Morgan Stanley Dean Witter & Co.                                                                229,000               10,927,880

Wells Fargo                                                                                     398,000               20,357,700

                                                                                                                     206,125,447

HEALTH SERVICES--3.9%

Express Scripts                                                                                  82,000  (a)           5,183,220

HCA                                                                                             270,500               12,927,195

Healthsouth                                                                                     462,200  (a)           6,979,220

Quest Diagnostics                                                                                22,600  (a)           2,077,618

WellPoint Health Networks                                                                       191,200  (a)          14,355,296

                                                                                                                      41,522,549

HEALTH TECHNOLOGY--9.6%

Abbott Laboratories                                                                             189,000               10,196,550

Amgen                                                                                            99,000  (a)           5,235,120

Bard (C.R.)                                                                                      64,000                3,516,160

Baxter International                                                                             59,000                3,357,100

Bristol-Myers Squibb                                                                            146,000                4,204,800

Johnson & Johnson                                                                               335,000               21,393,100

Merck & Co.                                                                                      97,000                5,270,980

Pfizer                                                                                          686,750               24,963,363

Pharmacia                                                                                       195,000                8,039,850

Teva Pharmaceutical Industries, ADR                                                              61,000                3,416,610

Wyeth                                                                                           189,700               10,812,900

Zimmer Holdings                                                                                  85,600  (a)           2,971,176

                                                                                                                     103,377,709

INDUSTRIAL SERVICES--.8%

Schlumberger                                                                                    150,000                8,212,500

NON-ENERGY MINERALS--.5%

Alcoa                                                                                           154,000                5,240,620

PROCESS INDUSTRIES--1.2%

Dow Chemical                                                                                    141,000                4,483,800

International Paper                                                                             216,000                8,948,880

                                                                                                                      13,432,680

PRODUCER MANUFACTURING--4.8%

Emerson Electric                                                                                 58,000                3,096,620

General Electric                                                                              1,079,000               34,042,450


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Masco                                                                                           265,500                7,460,550

Tyco International                                                                              387,000                7,140,150

                                                                                                                      51,739,770

RETAIL TRADE--5.8%

Lowe's Cos.                                                                                     233,200                9,862,028

May Department Stores                                                                           189,350                6,566,658

Safeway                                                                                         136,000  (a)           5,705,200

Staples                                                                                         191,000  (a)           3,814,270

TJX Cos.                                                                                        300,200               13,082,716

Target                                                                                          412,000               17,983,800

Tiffany & Co.                                                                                   146,000                5,803,500

                                                                                                                      62,818,172

TECHNOLOGY SERVICES--8.7%

AOL Time Warner                                                                                 463,650  (a)           8,818,623

Accenture, Cl. A                                                                                201,900  (a)           4,328,736

Adobe Systems                                                                                   130,500                5,214,780

Anthem                                                                                           41,700  (a)           2,843,940

Charter Communications, Cl. A                                                                   472,700  (a)           3,871,413

Check Point Software Technologies                                                               192,000  (a)           3,484,800

Computer Sciences                                                                               205,600  (a)           9,221,160

Electronic Data Systems                                                                         104,300                5,659,318

First Data                                                                                       40,000                3,179,600

Microsoft                                                                                       614,000  (a)          32,087,640

Oracle                                                                                          691,000  (a)           6,937,640

SunGard Data Systems                                                                            286,000  (a)           8,511,360

                                                                                                                      94,159,010

TRANSPORTATION--.7%

Norfolk Southern                                                                                254,800                5,460,364

Southwest Airlines                                                                              119,000                2,166,990

                                                                                                                       7,627,354

UTILITIES--6.2%

AT&T                                                                                            387,500                5,084,000

Allegheny Energy                                                                                133,500                5,596,320

BellSouth                                                                                       166,000                5,038,100

Duke Energy                                                                                     297,000               11,384,010

                                                                                                                         The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

El Paso                                                                                          54,000                2,160,000

Exelon                                                                                           80,000                4,344,000

Liberty Media, Cl. A                                                                            557,000  (a)           5,959,900

SBC Communications                                                                              322,600               10,019,956

TXU                                                                                             164,800                8,968,416

Verizon Communications                                                                          203,220                8,151,154

                                                                                                                      66,705,856

TOTAL COMMON STOCKS

   (cost $985,011,632)                                                                                             1,054,187,299
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal

SHORT-TERM INVESTMENTS--1.5%                                                                 Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.73%, 5/9/2002                                                                              400,000  (c)             399,848

   1.64%, 5/16/2002                                                                             695,000                  694,506

   1.68%, 5/23/2002                                                                           4,709,000                4,704,103

   1.62%, 6/6/2002                                                                            3,747,000                3,740,593

   1.63%, 6/13/2002                                                                           6,501,000                6,487,738

TOTAL SHORT-TERM INVESTMENTS

   (cost $16,027,840)                                                                                                 16,026,788
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,001,039,472)                                                            99.3%           1,070,214,087

CASH AND RECEIVABLES (NET)                                                                           .7%               8,121,187

NET ASSETS                                                                                        100.0%           1,078,335,274

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT APRIL 30, 2002, THE
     TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $24,820,724 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $25,335,357.

(C)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

April 30, 2002 (Unaudited)


                                                                        Market Value                                Unrealized
                                                                          Covered by                             (Depreciation)
                                                    Contracts           Contracts ($)         Expiration       at 4/30/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES LONG

Standard & Poor's 500                                      17              4,578,100           June 2002              (325,550)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,001,039,472  1,070,214,08

Cash                                                                  8,325,332

Collateral for securities loaned--Note 1(c)                          25,335,357

Dividends receivable                                                    661,662

Receivable for shares of Common Stock subscribed                        102,067

Receivable for futures variation margin--Note 4                          52,275

Prepaid expenses                                                         41,229

                                                                  1,104,732,009
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           813,341

Liability for securities loaned--Note 1(c)                           25,335,357

Payable for shares of Common Stock redeemed                              21,927

Accrued expenses                                                        226,110

                                                                     26,396,735
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,078,335,274
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,028,395,774

Accumulated undistributed investment income--net                        746,021

Accumulated net realized gain (loss) on investments                 (19,655,586)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($325,550) net unrealized
  (depreciation) on financial futures]                               68,849,065
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,078,335,274
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      74,127,662

NET ASSET VALUE, offering and redemption price per share ($)              14.55

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       7,108,597

Interest                                                               127,722

TOTAL INCOME                                                         7,236,319

EXPENSES:

Management fee--Note 3(a)                                            4,244,789

Shareholder servicing costs--Note 3(b)                               1,042,912

Prospectus and shareholders' reports                                   122,133

Directors' fees and expenses--Note 3(c)                                 50,619

Professional fees                                                       35,161

Custodian fees--Note 3(b)                                               33,299

Dividend on securities sold short                                       27,620

Registration fees                                                       15,963

Interest expense--Note 2                                                11,103

Miscellaneous                                                           29,961

TOTAL EXPENSES                                                       5,613,560

INVESTMENT INCOME--NET                                               1,622,759
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                (17,927,630)

  Short sale transactions                                             (119,994)

NET REALIZED GAIN (LOSS)                                           (18,047,624)

Net unrealized appreciation (depreciation) on investments
  and securities sold short [including ($325,550) net
  unrealized (depreciation) on financial futures]                   52,946,799

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              34,899,175

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                36,521,934

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           April 30, 2002          Year Ended

                                               (Unaudited)   October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,622,759           3,307,586

Net realized gain (loss) on investments       (18,047,624)         45,997,923

Net unrealized appreciation (depreciation)
   on investments                              52,946,799        (302,388,202)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   36,521,934        (253,082,693)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (1,773,260)         (3,139,311)

Net realized gain on investments              (40,264,968)        (96,126,993)

TOTAL DIVIDENDS                               (42,038,228)        (99,266,304)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  77,744,025         302,508,661

Dividends reinvested                           40,111,121          94,840,587

Cost of shares redeemed                      (126,231,112)       (436,460,074)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (8,375,966)        (39,110,826)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (13,892,260)       (391,459,823)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,092,227,534       1,483,687,357

END OF PERIOD                               1,078,335,274       1,092,227,534

Undistributed investment income--net              746,021             896,522
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     5,080,653          17,511,124

Shares issued for dividends reinvested          2,631,077           5,713,355

Shares redeemed                                (8,230,295)        (25,482,331)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (518,565)         (2,257,852)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                 Six Months Ended
                                   April 30, 2002                                     Year Ended October 31,
                                                           ------------------------------------------------------------------------

                                       (Unaudited)             2001           2000            1999            1998             1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
  beginning of period                      14.63             19.29          19.99           17.87           19.82            20.53

Investment Operations:

Investment income--net                        .02(a)            .04(a)         .05(a)          .11(a)          .18              .34

Net realized and unrealized
   gain (loss) on investments                 .47             (3.39)          1.51            3.26            1.14             1.97

Total from
   Investment Operations                      .49             (3.35)          1.56            3.37            1.32             2.31

Distributions:

Dividends from investment
   income--net                               (.02)             (.04)          (.05)           (.12)           (.18)            (.37)

Dividends from net realized
   gain on investments                       (.55)            (1.27)         (2.21)          (1.13)          (3.09)           (2.65)

Total Distributions                          (.57)            (1.31)         (2.26)          (1.25)          (3.27)           (3.02)

Net asset value,
   end of period                            14.55             14.63          19.29           19.99           17.87            19.82
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                             2.96(b)         (18.15)          8.10           19.79            7.23            12.97
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                      .49(b)            .98            .96            1.03            1.10             1.01

Ratio of interest expense
   and dividends on
   securities sold short
   to average net assets                      .00(b,c)          .00(c)          --             .00(c)           --              .01

Ratio of net investment
   income to average
   net assets                                 .14(b)            .26            .27             .56             .97             1.67

Portfolio Turnover Rate                     11.37(b)          32.57          54.80           96.42          101.87           129.48
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                          1,078,335         1,092,228      1,483,687       1,577,895       1,661,082        1,912,408

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth, current income and growth of income consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including short sales, options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 2002 was approximately $988,000, with a related weighted average annualized interest rate of 2.23%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2002, the fund was charged $463,377 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $361,601 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2002, the fund was charged $33,299 pursuant to the custody agreement.

(C) Each Board member also serves a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) During the period ended April 30, 2002, the fund incurred total brokerage commissions of $498,715, of which $13,760 was paid to Dreyfus Brokerage Services. Dreyfus Brokerage Services was a wholly-owned subsidiary of Mellon Financial Corporation until January 31, 2002.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended April 30, 2002:

                                       Purchases ($)          Sales ($)
--------------------------------------------------------------------------------

Long transactions                       126,940,300        190,668,268

Short sale transactions                   8,647,807          2,898,707

     TOTAL                              135,588,107        193,566,975

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At April 30, 2002, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2002, are set forth in the Statement of Financial Futures.

At April 30, 2002, accumulated net unrealized appreciation on investments was $69,174,615, consisting of $186,171,725 gross unrealized appreciation and $116,997,110 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Growth and Income Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  010SA0402